UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2026

Date of Report (Date Earliest Event Reported)

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
Common stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On January 30, 2026 (the “Closing Date”), NRG Energy, Inc., a Delaware corporation (the “Company”), completed the previously announced transactions contemplated by the Purchase and Sale Agreement, dated May 12, 2025 (the “Purchase Agreement”), by and among the Company, NRG East Generation Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Lightning Buyer”), NRG Texas LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Linebacker Buyer”), NRG Demand Response Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“CCS Buyer”), NRG Gas Development Company, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“JCPD Buyer” and, collectively with Lightning Buyer, Linebacker Buyer and CCS Buyer, the “Buyer Entities”), Lightning Power Holdings, LLC, a Delaware limited liability company (“Lightning PH Seller”), Thunder Generation, LLC, a Delaware limited liability company (“Linebacker Seller”), CCS Power Holdings, LLC, a Delaware limited liability company (“CCS PH Seller”), and Linebacker Power Development Funding, LLC, a Delaware limited liability company (“Linebacker PDF Seller” and, collectively with Lightning PH Seller, Linebacker Seller and CCS PH Seller, the “Sellers”). As a result of the transactions contemplated by the Purchase Agreement, the Buyer Entities acquired all of the issued and outstanding equity interests of Lightning Power, LLC, a Delaware limited liability company (“Lightning”), Linebacker Power Holdings, LLC, a Delaware limited liability company (“Linebacker”), CCS Intermediate HoldCo, LLC, a Delaware limited liability company (“CCS”), and Jack County Power Development, LLC, a Delaware limited liability company (“JCPD” and, collectively with Lightning, Linebacker and CCS and their respective subsidiaries, the “Acquired Companies”). The acquisition of the equity interests, together with the other transactions contemplated by the Purchase Agreement, are referred to herein as the “Transaction.” Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sellers, who received Stock Consideration (as defined below) in the Transaction (each such Seller, a “Selling Stockholder”), pursuant to which the Sellers will have certain customary “piggy-back” and shelf registration rights relating to the shares of the Company’s common stock comprising the Stock Consideration received by such Sellers as a result of the Transaction.

Pursuant to the Registration Rights Agreement, the Company is required (subject to certain conditions and exceptions) to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 for the resale of the shares of the Company’s common stock comprising the Stock Consideration received by the Sellers as a result of the Transaction.

The shares of Company common stock received by the Selling Stockholders in the Transaction are subject to a lock-up period beginning on the Closing Date and ending on the date that is six (6) months after the Closing Date (July 30, 2026). During the lock-up period, the Selling Stockholders may not transfer their shares, subject to certain exceptions set forth in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Voting Agreement

On the Closing Date, in connection with the Selling Stockholders’ receipt of the Stock Consideration in the Transaction, the Selling Stockholders entered into a voting trust agreement with Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to limit certain voting rights of the Selling Stockholders with respect to their common stock to an aggregate level below ten percent (10%) of the Company’s total outstanding common stock in order to address certain requirements under the Federal Energy Regulation Commission’s rules and regulations and related order approving the Transaction.

Lightning Notes

On the Closing Date, Lightning (an indirect, wholly-owned subsidiary of the Company as of such date) remained the issuer of $1,500 million aggregate principal amount of 7.250% Senior Secured Notes due 2032 (the “Lightning Notes”) issued pursuant to an indenture, dated August 16, 2024 (the “Lightning Indenture”), by and among Lightning, Lightning’s subsidiaries that are guarantors from time to time party thereto, and U.S. Bank Trust Company, National Association, in its capacities as trustee and collateral trustee.

The Lightning Notes accrue interest at a rate of 7.250% per annum, payable semi-annually on February 15 and August 15 of each year. The Lightning Notes mature on August 15, 2032. At any time prior to August 15, 2027, Lightning may redeem all or a part of the Lightning Notes, at a redemption price equal to 100% of the principal amount of the notes redeemed, plus accrued and unpaid interest to the redemption date, plus a premium. In addition, on or after August 15, 2027, Lightning may redeem all or part of the Lightning Notes at the redemption prices expressed as percentages of principal amount as set forth in the following table, plus accrued and unpaid interest on the notes redeemed up to the redemption date:

Redemption Period	Redemption Percentage
August 15, 2027 to August 14, 2028	103.6250%
August 15, 2028 to August 14, 2029	101.8125%
August 15, 2029 and thereafter	100.0000%

Subject to certain qualifications and exceptions, the Lightning Indenture, among other things, limits Lightning’s ability and the ability of Lightning’s restricted subsidiaries to incur or guarantee additional indebtedness; create or incur liens; make certain restricted payments; and consolidate, merge or transfer all or substantially all of Lightning’s and its subsidiaries’ assets on a consolidated basis.

The foregoing description of the Lightning Indenture and the Lightning Notes does not purport to be complete and is qualified in its entirety by reference to the Lightning Indenture and the Lightning Notes, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Lightning Credit Facility

On the Closing Date, Lightning (an indirect, wholly-owned subsidiary of the Company as of such date) remains party to a credit agreement (the “Lightning Credit Agreement”) with Morgan Stanley Senior Funding, Inc. as administrative agent and collateral agent and various lenders and issuing banks from time to time party thereto. The Lightning Credit Agreement consists of a term loan in an original aggregate principal amount of $1.75 billion (the “Lightning Term Loan”) and revolving loan facility of $600 million (the “Lightning Revolving Facility”). The maturity date of the Lightning Term Loan and the Lightning Revolving Facility is August 16, 2031, and August 16, 2029, respectively. Interest on the Lightning Term Loan accrues at a rate per annum equal to the SOFR rate plus a margin of 2.25%, subject to leverage-based margin step-downs. Interest on revolving credit borrowings under the Lightning Revolving Facility accrues at a rate per annum equal to the SOFR rate plus a margin of 2.00%, subject to leverage-based margin step-downs.

The foregoing description of the Lightning Credit Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note Item and 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

As discussed in the Introductory Note above, on the Closing Date, the Company completed the previously announced Transaction contemplated by the Purchase Agreement. As a result of the Transaction, the Acquired Companies became indirect, wholly-owned subsidiaries of the Company.

Subject to the terms and conditions of the Purchase Agreement, the purchase price for the Transaction consisted of (i) $6.4 billion in cash, subject to certain adjustments set forth in the Purchase Agreement (the “Cash Consideration”), (ii) an aggregate of 24,250,000 shares of common stock of the Company, par value $0.01 per share (the “Stock Consideration”), and (iii) the assumption of approximately $3.2 billion of debt of the Acquired Companies.

The Company used a portion of the net proceeds from the previously announced offerings of the $1.25 billion aggregate principal amount of its senior secured notes and $3.65 billion aggregate principal amount of its senior unsecured notes that were issued on October 8, 2025, together with proceeds from certain borrowings under the Company’s revolving credit facility, to fund the Cash Consideration.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in the Introductory Note, Item 1.01 under the heading “Lightning Notes” and “Lightning Credit Facility” of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Sellers was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

In addition to historical information, the information presented in this Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the Transaction, enhancements to the Company’s credit profile, synergies, opportunities, anticipated future financial and operational performance, and the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions.

Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, general economic conditions, the imposition of tariffs and escalation of international trade disputes (and inflationary impacts resulting therefrom), risks associated with the integration of the Acquired Companies, including potential disruption to ongoing operations and other transition difficulties, the inability of the combined company to realize expected synergies and benefits of integration of the Acquired Companies (or that it takes longer than expected) which may result in the combined company not operating as effectively as expected, hazards customary in the power industry, weather conditions and extreme weather events, competition in wholesale power, gas and smart home markets, the volatility of energy and fuel prices, the volatility in demand for power and gas, customer affordability concerns that may constrain the pricing of the Company’s products and services and limit its ability to recover costs, failure of customers or counterparties to perform under contracts, changes in the wholesale power and gas markets, the failure of the Company’s expectations regarding load growth to materialize, changes in government or market regulations, the Company’s ability to execute its supply strategy, risks related to data privacy, cyberterrorism and inadequate cybersecurity, the loss of data, unanticipated outages at the Company’s generation facilities, operational and reputational risks related to the use of artificial intelligence and the adherence to developing laws and regulations related to the use thereof, the Company’s ability to achieve its net debt targets, adverse results in current and future litigation, complaints, product liability claims and/or adverse publicity, failure to identify, execute or successfully implement acquisitions or asset sales, risks of the smart home and security industry, including risks of and publicity surrounding the sales, customer origination and retention process, the impact of changes in consumer spending patterns, consumer preferences, geopolitical tensions, demographic trends, supply chain disruptions, the Company’s ability to implement value enhancing improvements to plant operations and company wide processes, the Company’s ability to achieve or maintain investment grade credit metrics, the Company’s ability to proceed with projects under development or the inability to complete the construction of such projects on schedule or within budget, the inability to maintain or create successful partnering relationships, the Company’s ability to operate its business efficiently, the Company’s ability to retain customers, the ability to successfully integrate businesses of acquired assets or companies (including the Acquired Companies), the Company’s ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, the Company’s ability to execute its capital allocation plan, and the other risks and uncertainties discussed in the Company’s Forms 10-K, 10-Q, and 8-K filed with or furnished to the SEC.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s filings with the SEC at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements of the Acquired Companies required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K promptly after the date hereof but no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K promptly after the date hereof but no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated May 12, 2025, by and among the Company, the Buyer Entities and the Sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2025, File No. 001-15891).

4.1	Registration Rights Agreement, dated January 30, 2026, by and among NRG Energy, Inc., Lighting Power Holdings, LLC, Thunder Generation, LLC and CCS Power Holdings, LLC.

4.2	Indenture, dated August 16, 2024, by and among Lighting Power, LLC, each of the subsidiary guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, in its capacities as trustee and collateral trustee (including Form of 7.250% Senior Secured Notes due 2032).

10.1*	Amendment No. 1 to Credit Agreement, dated February 18, 2025, by and among Lightning Power, LLC, the subsidiary guarantors party thereto, each of the lenders party thereto and Morgan Stanley Senior Funding, Inc. as administrative agent, collateral agent and replacement lender, and included as Exhibit A thereto a clean, conformed copy of the Lightning Credit Agreement.

99.1	Press Release, dated January 30, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

* The Schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026	NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary